Exhibit 10.10

Execution Version

SIXTH AMENDMENT, WAIVER AND CONSENT TO

CREDIT AND SECURITY AGREEMENT AND GUARANTY AND JOINDER

This Sixth Amendment, Waiver and Consent to Credit and Security Agreement and Guaranty and Joinder (this “Amendment”) is entered into as of May 12, 2025, by and among ARKON ENERGY US HOLDCO LLC (formerly known as Arkon Energy Ohio LLC), a Delaware limited liability company (“Arkon US Holdco”), NSCALE ABLES SPRINGS LLC, a Delaware limited liability company (formerly known as Arkon Energy Ables Springs LLC), ARKON ENERGY LAVON LLC, a Delaware limited liability company, NSCALE UNION VALLEY LLC, a Delaware limited liability company (formerly known as Arkon Energy Union Valley LLC), NSCALE HOLDINGS B.V. (formerly known as Arkon Energy Investment B.V.), a Dutch besloten vennootschap met beperkte aansprakelijkheid (“NScale Holdings”), NSCALE AS, a company incorporated in Norway (“NScale”), NSCALE DRIFT AS, a company incorporated in Norway (“Drift”), NSCALE GLOMFJORD AS, a company incorporated in Norway (“Glomfjord”; together with NScale Holdings, NScale, Drift and Arkon US Holdco, collectively the “Borrowers” and each a “Borrower”), ARKON ENERGY PTY LIMITED ACN 638 961 832, a company incorporated in Australia (“Arkon Energy AU”), NSCALE POSEY LLC, a Delaware limited liability company (“NScale Posey”), NSCALE US HOLDINGS INC., a Delaware corporation (“NScale Holdings US”), NSCALE OPERATIONS B.V., a Dutch besloten vennootschap met beperkte aansprakelijkheid (“Nscale Operations”) and NSCALE GLOBAL HOLDINGS LIMITED, a limited company formed in England and Wales (“NScale UK” and together with Arkon Energy AU, NScale Posey, NScale Holdings US and NScale Operations, the “Guarantors” and each a “Guarantor”), each other subsidiary of the Borrowers from time to time party hereto and SANDTON CAPITAL SOLUTIONS MASTER FUND V, LP, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”; and collectively with Administrative Agent, the “Agents”) for the Lenders hereunder.

Recitals

A. The Loan Parties, Agents and each of the lenders from time to time party thereto (individually each a “Lender”, and collectively, the “Lenders”), have entered into that certain Credit and Security Agreement and Guaranty, dated as of June 14, 2023 (as amended by (i) that certain First Amendment and Waiver to Credit and Security Agreement and Guaranty, dated as of December 5, 2023, (ii) that certain Second Amendment to Credit and Security Agreement and Guaranty, dated as of December 12, 2023, (iii) that certain Third Amendment to Credit and Security Agreement and Guaranty, dated as of February 15, 2024, (iv) that certain Fourth Amendment to Credit and Security Agreement and Guaranty, dated as of March 21, 2024, (v) that certain Fifth Amendment and Consent to Credit and Security Agreement and Guaranty, dated as of August 27, 2024, and (vi) as may be further amended, supplemented, restated or otherwise modified from time to time prior to this Amendment, the “Credit Agreement”; and as amended by this Amendment, the “Amended Credit Agreement”);

B. The Loan Parties hereby agree and acknowledge that one or more Events of Default have occurred and exist (i) under Section 7.01(d) of the Credit Agreement as a result of NScale UK, a subsidiary of Arkon Energy AU, entering into that certain Note Purchase Agreement and Convertible Note, dated as of November 18, 2024, by and between Global Holdings, as seller, and AF Realizations S.à r.l., as purchaser, in the amount of $50,000,000, in violation of Section 6.01 of the Credit Agreement, (ii) as a result of the NScale UK US Security (as defined below) not being perfected and legally binding on NScale UK, (iii) as a result of Arkon US Holdco’s failure to achieve the Minimum Rolling EBITDA amounts required by Section 6.12(a) of the Credit Agreement for at least one Test Period, (iv) as a result of Arkon Energy NL’s failure to achieve the Minimum Rolling EBITDA amounts required by 6.12(b) of the Credit Agreement for at least one Test Period, (v) under Section 7.01(a) as a result of the Borrowers’ failure to make the required payments under Section 2.07(a) of the Credit Agreement, (vi) as a result of NScale UK entering into the Langston Transaction; and (vii) as a result of NScale US Holdings entering into the Arkon Entity Purchases (as defined below) (collectively, the “Specified Events of Default”);

C. NScale UK has entered into an agreement to purchase certain freehold property at land on the east side of Langston Road, Loughton (the “Langston Transaction”) pursuant to the terms and conditions of that certain Contract for the Sale of Freehold Land at Land and Buildings at Langston Road, Loughton (the “Langston Purchase Agreement”), dated as of December 19, 2024, by and among NScale UK, as buyer, Alandale Logistics Limited, as tenant, and Perry Edwards Morgan, as the seller;

D. NScale US Holdings has entered into agreements to purchase all of the issued and outstanding limited liability company interests of each of NScale Union Valley LLC and NScale Ables Springs LLC, both of which are wholly owned by Arkon US Holdco, pursuant to the terms and provisions of that certain Membership Interest Purchase Agreement dated November 18, 2024 by and among NScale US Holdings Inc., as purchaser and Arkon US Holdco, as seller (the “Union Valley MIPA”) and that certain Membership Interest Purchase Agreement dated December 31, 2024 by and among NScale US Holdings Inc., as purchaser and Arkon US Holdco, as seller (the “Ables Springs MIPA” and collectively, the “Arkon Entity Purchases”);

E. On January 30, 2025, NScale UK incorporated a new subsidiary, NScale Operations (UK) Limited, a limited company formed in England and Wales (“NScale Operations”), which is 100% owned by NScale UK, and will act as an employment and administrative entity for certain of the Loan Parties;

F. On or around May 12, 2025, NScale UK plans to issue (i) 14,078 ordinary shares of $0.01 each, credited as fully paid with $2,007,060 to Ursus Consultants FZCO, (ii) 9,904 ordinary shares of $0.01 each, credited as fully paid with $1,412,450 to Barry Kupferberg, (iii) 88 ordinary shares of $0.01 each, credited as fully paid with $12,500 to Yaov Silverstein, and (iv) 28,157 ordinary shares of $0.01 each, credited as fully paid with $4,014,262 to Palmisano LLC (the “Allotments”);

G. Borrowers request that Agents and the Lenders make certain amendments to the Credit Agreement, waive the Specified Events of Default and consent to the Langston Transaction as set forth herein; and

H. The Agents and the Lenders have agreed to amend the Credit Agreement as set forth herein and waive the Specified Events of Default, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Amended Credit Agreement.

2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 6 below on the Sixth Amendment Effective Date, the Credit Agreement is hereby amended (a) to delete the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the Amended Credit Agreement, along with Schedule 2.01 to the Credit Agreement, attached as Exhibit A hereto and made a part hereof for all purposes.

3. Limited Waiver and Release.

3.1. Subject to the effectiveness of this Amendment in accordance with the terms hereof, Agents and the Lenders hereby waive the Specified Events of Default. Except as expressly set forth in the foregoing sentence, this Amendment does not, and shall not be construed to, constitute a waiver of any past, present or future violation of the Credit Agreement, the other Loan Documents or any other related document, and shall not, directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Agents’ or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Agreement, any other Loan Document or any other related document (all of which rights are hereby expressly reserved by Agents and the Lenders), (ii) amend or alter any provision of the Credit Agreement, any other Loan Document or any other related document, (iii) constitute any course of dealing or other basis for altering any obligation of the Loan Parties or any of their respective Affiliates or any right, privilege or remedy of Agents or any Lender under the Credit Agreement, any other Loan Document or any other related document or (iv) constitute any consent (deemed or express) by Agents or any Lender to any prior, existing or future violations of the Credit Agreement, any other Loan Document or any other related document. There are no oral agreements among the parties hereto, and no prior or future discussions or representations regarding the subject matter hereof shall constitute a waiver of any past, present or future violation of the Credit Agreement, any other Loan Document or any other related document.

3.2. In consideration of NScale UK entering into the UK Security Agreement, the Collateral Agent (for itself and on behalf of the Lender) hereby releases all Liens, security interests, financing statements, encumbrances, pledges, mortgages, deeds of trust, guarantees and other collateral interests against all properties and assets of NScale UK arising pursuant to Section 11.01 of the Credit Agreement.

3.3. This Amendment shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement, as amended by this Amendment, are hereby ratified and confirmed and shall remain in full force and effect.

4. Limited Consent. Subject to the effectiveness of this Amendment in accordance with the terms hereof, Agents and the Lenders hereby irrevocably consent to (i) the Langston Transaction, pursuant to the terms and provisions of the Langston Purchase Agreement, (ii) the Arkon Entity Purchases, pursuant to the terms and conditions of the Union Valley MIPA and Ables Springs MIPA, as applicable, (iii) the incorporation and formation of NScale Operations and (iv) the Allotments issued by NScale UK. The Agents and the Lenders hereby agree and acknowledge that, notwithstanding anything to the contrary set forth in the Credit Agreement, the Langston Transaction will not give rise to a Default or Event of Default under the Credit Agreement. The consent provided in this paragraph is issued on a one-time basis and does not constitute a consent to, or waiver of any present or future violation of or noncompliance with any provision of the Credit Agreement or any other Loan Document, or a waiver of any rights to insist upon strict compliance with each other term, covenant, condition, and provision of the Credit Agreement and any other Loan Document executed in connection therewith.

5. Representations and Warranties. To induce the Agents to enter into this Amendment on behalf of itself and the Lenders, Loan Parties hereby represent and warrant to Agents and each Lender as follows:

5.1. immediately after giving effect to this Amendment, (a) the representations and warranties contained in the Amended Credit Agreement and each other Loan Document are true, accurate and complete in all material respects (without duplication of any materiality qualifier therein) as of the Sixth Amendment Effective Date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date) and (b) no Default or Event of Default (other than the Specified Events of Default) has occurred and is continuing;

5.2. Loan Parties have the power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and the Amended Credit Agreement;

5.3. the execution and delivery by Loan Parties of this Amendment and the performance by Loan Parties of its obligations under this Amendment and the Amended Credit Agreement have been duly authorized;

5.4. no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or any other Loan Document, except for such approvals, consents, exemptions, authorizations, actions or notices that have been duly obtained, taken or made and in full force and effect or to the extent that failure to obtain or make could not reasonably be expected to have a Material Adverse Effect; and

5.5. this Amendment has been duly executed and delivered by the Loan Parties and is the binding obligation of the Loan Parties, enforceable against the Loan Parties in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6. Conditions Precedent to Effectiveness of the Amendment and Transactions. This Amendment shall not be effective unless and until each of the following conditions shall have been satisfied, in Administrative Agent’s sole discretion (the date on which such conditions are satisfied, the “Sixth Amendment Effective Date”):

6.1. Executed Counterparts. The Administrative Agent shall have received (i) a counterpart of this Amendment signed on behalf of each party hereto and (ii) duly executed copies of the Loan Documents in connection with the Amendment, in each case, to which any Lender or Loan Party is a party.

6.2. Borrowing Request. The Administrative Agent shall have received a Borrowing Request as described in Section 2.03 of the Credit Agreement, as amended by this Amendment.

6.3. Promissory Notes. The Administrative Agent shall have received for the account of each Lender requesting a promissory note, a duly executed Term Note described in Section 2.10(b) of the Credit Agreement, as amended by this Amendment.

6.4. Opinion of Counsel to Borrowers. The Administrative Agent shall have received a legal opinion of Winston & Strawn LLP, special counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Agent and the Lenders, dated the Sixth Amendment Effective Date, in form and substance satisfactory to the Administrative Agent.

6.5. Officer’s Certificate. The representations and warranties of the Loan Parties set forth in this Amendment, the Credit Agreement and in any other Loan Document, as applicable, shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the Sixth Amendment Effective Date (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date). The Administrative Agent shall have received a certificate, dated the Sixth Amendment Effective Date and signed by a Responsible Officer of the Non-U.S. Term Loan Borrower Representative, confirming satisfaction of the conditions set forth in this Section 5.2 and compliance with the conditions set forth in Sections 4.02(b)(i) and 4.02(b)(iii) of the Credit Agreement.

6.6. Solvency Certificate. The Administrative Agent shall have received a Solvency Certificate, dated the Sixth Amendment Effective Date.

6.7. Joinder. The Administrative Agent shall have received a Joinder to the Credit Agreement joining NScale Operations (UK) Limited, a limited company formed in England and Wales, as a Guarantor.

6.8. Warrants. The Administrative Agent shall have received a duly executed copy of the Minutes from Board Meeting in Global Holdings, dated as of the Sixth Amendment Effective Date, by Global Holdings, as issuer, for the benefit of Administrative Agent or its affiliates (or both), as warrant holders, together with a copy of the duly executed warrant certificate evidencing the holding by the Administrative Agent or its affiliates (or both) of the warrants.

6.9. Consents. The Administrative Agent shall have received evidence that all governmental and material third party consents and approvals required in connection with the entering into of this Amendment and the consummation of the transactions hereunder have been obtained.

6.10. Events of Default. No Default or Event of Default shall have occurred and be continuing (other than the Specified Events of Default).

6.11. Fees and Expenses. The Borrowers shall have paid all other fees, costs and expenses (including legal fees and expenses) agreed in writing to be paid or reimbursed by it to the Agents and the Lenders in connection herewith to the extent due.

6.12. Other Indebtedness. After giving effect to the transactions contemplated hereby, the Loan Parties shall not have any outstanding Indebtedness for borrowed money other than (i) the Obligations, and (ii) other Indebtedness permitted under Section 6.01 of the Amended Credit Agreement.

7. Post-Closing Items. The Loan Parties and the Collateral Agent shall take the actions within the timeframes set forth below.

7.1. Security Documents. No later than thirty (30) days after the Sixth Amendment Effective Date (or such later date as the Administrative Agent shall agree), the Administrative Agent shall have received an all asset general security deed under the laws of England and Wales, executed by Global Holdings in favor of the Collateral Agent.

8. Acknowledgements and Confirmations.

8.1. Acknowledgements. Each Loan Party that has granted a Guaranty or a Lien upon the Collateral pursuant to the terms of a Loan Document: (i) agrees to the amendment of the Credit Agreement effected by this Amendment, (ii) agrees that each Loan Document (including, save to the extent released by this Agreement, each Collateral Document) to which it is a party extends to and secures its Obligations, (iii) acknowledges and agrees that each Guaranty and Lien provided by it continues in full force and effect to guarantee and secure all of its Obligations, (iv) acknowledges and agrees that its respective Obligations are not released, reduced or diminished as a result of the amendment of the Credit Agreement and (v) acknowledges and agrees that nothing in this Amendment prejudices or otherwise adversely affects any right, power, authority or discretion of a Lender, an Agent or any Obligation, in each case, with respect to anything done or effected or otherwise arising before the Sixth Amendment Effective Date, and that execution by the Agents and the Lender of this Amendment are without prejudice to any other current or future right Lender or an Agent may have against any Loan Party or under or in connection with any Loan Document.

8.2. Confirmation. Each Loan Party ratifies and confirms each Loan Document to which it is a party, or which is stated to be a Loan Document under the Amended Credit Agreement and acknowledges that each such document shall remain in full force and effect.

9. References to Credit Agreement. Each of the Credit Agreement and the other Loan Documents, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

10. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agents, the Lenders, Loan Parties and their respective successors and assigns, except that Loan Parties may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.

11. Governing Law; Jury Waiver. Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein mutatis mutandis.

12. Designation. The parties to this Amendment agree that this Amendment is a ‘Loan Document’ under and for the purposes of the Amended Credit Agreement and each other Loan Document.

13. Integration. This Amendment and the Credit Agreement represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties and negotiations between the parties about the subject matter of this Amendment and the Credit Agreement merge into this Amendment and the Credit Agreement. This Amendment shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement, as amended by this Amendment, are hereby ratified and confirmed and shall remain in full force and effect.

14. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of such invalid or unenforceable provision there shall be added as a part of this Amendment a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

15. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages delivered by PDF or other electronic means shall have the same effect as manually executed signature pages.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, this Amendment is being executed as of the date first written above.

LOAN PARTIES:

NSCALE HOLDINGS B.V.

By	/s/ Joshua David Payne
	Name:	Joshua David Payne
	Title:	Director

NSCALE AS

By	/s/ Daniel Bergli
	Name:	Daniel Bergli
	Title:	Director

NSCALE GLOMFJORD AS

By	/s/ Daniel Bergli
	Name:	Daniel Bergli
	Title:	Director

NSCALE DRIFT AS

By	/s/ Daniel Bergli
	Name:	Daniel Bergli
	Title:	Director

[Signature Page to Sixth Amendment to Credit and Security Agreement and Guaranty]

NSCALE GLOBAL HOLDINGS LIMITED

Executed by NSCALE GLOBAL HOLDINGS LIMITED acting

By	/s/ Joshua David Payne
	Name:	Joshua David Payne
	Title:	Director

By	/s/ Nathan Townsend
	Name:	Nathan Townsend
	Title:	Director

NSCALE US HOLDINGS INC.

By	/s/ Joshua David Payne
	Name:	Joshua David Payne
	Title:	Director

NSCALE ABLES SPRINGS LLC

By	/s/ Joshua David Payne
	Name:	Joshua David Payne
	Title:	President and Chief Executive Officer

NSCALE UNION VALLEY LLC

By	/s/ Joshua David Payne
	Name:	Joshua David Payne
	Title:	President and Chief Executive Officer

NSCALE POSEY LLC

By	/s/ Joshua David Payne
	Name:	Joshua David Payne
	Title:	President and Chief Executive Officer

[Signature Page to Sixth Amendment to Credit and Security Agreement and Guaranty]

NSCALE OPERATIONS (UK) LIMITED

By	/s/ Ron Stefan Theo Huisman
	Name:	Ron Stefan Theo Huisman
	Title:	Director

By	/s/ Karl Adrian Havard
	Name:	Karl Adrian Havard
	Title:	Director

ARKON ENERGY LAVON LLC

By	/s/ Nathan Townsend
	Name:	Nathan Townsend
	Title:	Chief Operating Officer

ARKON ENERGY US HOLDCO LLC

By	/s/ Nathan Townsend
	Name:	Nathan Townsend
	Title:	Chief Operating Officer

[Signature Page to Sixth Amendment to Credit and Security Agreement and Guaranty]

LENDER AND AGENTS:

SANDTON CAPITAL SOLUTIONS MASTER FUND V, LP,

as a Lender, as Administrative Agent and as Collateral Agent

By	/s/ Rael Nurick
	Name:	Rael Nurick
	Title:	Authorized Signatory

SANDTON INVESTMENTS IX (LUXEMBOURG)

SARL, as a Lender

By	/s/ Dimitri Korvyakov
	Name:	Dimitri Korvyakov
	Title:	Chief Financial Officer

By	/s/ Catherine Francq
	Name:	Catherine Francq
	Title:	Controller

[Signature Page to Sixth Amendment to Credit and Security Agreement and Guaranty]

Omitted Exhibits

Schedule 2.01 and Exhibit A to this exhibit, which are described under Section 2 above, have been omitted pursuant to Item 601(a)(5) of Regulation S-K because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in this exhibit or the disclosure document. The registrant will furnish supplementally copies of Schedule A and Schedule B to the Securities and Exchange Commission or its staff upon request.

SCHEDULE 2.01

Commitments and Lenders

[Schedule 2.01 to Sixth Amendment to Credit and Security Agreement and Guaranty]

Exhibit A

Amended Credit Agreement

[Exhibit A to Sixth Amendment to Credit and Security Agreement and Guaranty